EXECUTION COPY
                         AMENDMENT NO. 1
                    Dated as of July 12, 2002
           This AMENDMENT (this "Amendment") is entered into
as  of July 12, 2002, by and among EASTMAN KODAK COMPANY,  a
New  Jersey corporation (the "Borrower"), the BANKS  parties hereto,  J.P.  MORGAN SECURITIES INC., as Syndication  Agent
(in  such capacity, the "Syndication Agent"), and, CITIBANK,
N.A.,  as  Administrative  Agent  (in  such  capacity,   the
"Administrative Agent" and collectively with the Syndication
Agent,  the  "Agents").   Capitalized  terms  used  in  this
Amendment but not otherwise defined shall have the  meanings ascribed  to such terms in the Credit Agreement (as  defined below).
                     PRELIMINARY STATEMENTS:
           (1)   The Borrower, the Banks and the Agents have
entered  into a Five-Year Credit Agreement dated as of  July
13, 2001 (as amended or otherwise modified prior to the date hereof, the "Credit Agreement");
           (2)   The  Borrower and the Banks have agreed  to
amend the Credit Agreement as hereinafter set forth.
          SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:
          (a) Section 1 of the Credit Agreement is hereby amended by adding new definitions after the definition "Competitive Bid
     Note" to read as follows:
               ""Consolidated Debt" shall mean,  as  of  any
               date  of  determination,  all  Debt  of   the
               Borrower and its Subsidiaries, determined  on
               a consolidated basis in accordance with GAAP.
               "Consolidated  Debt  to EBITDA  Ratio"  shall
               mean  for  any  period,  the  ratio  of   (a)
               Consolidated  Debt  for such  period  to  (b)
               Consolidated EBITDA for such period."
          (b) Section 1 of the Credit Agreement is hereby amended by (i) deleting the definition "Consolidated Interest Coverage Ratio"
     therein in its entirety, and (ii) deleting the definition "Consolidated Interest Expense" therein in its entirety.
          (c) Section 1 of the Credit Agreement is hereby amended by adding a new definition after the definition "Credit Exposure" to read as follows:
               ""Debt" shall mean, as applied to any  Person
               at any time, all indebtedness, obligations or
               other  liabilities  of such  Person  (i)  for
               borrowed   money   or   evidenced   by   debt
               securities, debentures, acceptances, notes or
               other  similar instruments, (ii) to  pay  the
               deferred   purchase  price  of  property   or
               services, except accounts payable and accrued
               expenses  arising in the ordinary  course  of
               business,  and  (iii)  in  respect   of   the
               principal  component  of  Capitalized   Lease
               Obligations."
          (d) Section 1 of the Credit Agreement is hereby amended by deleting the definition "Material Adverse Effect" therein in its entirety and substituting therefor the following:
               ""Material   Adverse   Effect"   shall   mean
               material  adverse effect on (a) the business,
               condition     (financial    or    otherwise),
               operations, performance or properties of  the
               Borrower  and  its Subsidiaries  taken  as  a
               whole,  (b)  the rights and remedies  of  the
               Administrative Agent or any Bank  under  this
               Agreement  or any Note or (c) the ability  of
               the Borrower to perform its obligations under
               this Agreement or any Note."
          (e) Section 1 of the Credit Agreement is hereby amended by deleting the definition of "Material Subsidiary" in its entirety and substituting therefor the following:
               ""Material   Subsidiary"  shall   mean   each
               Subsidiary of the Borrower which meets any of
               the  following conditions: (a)  the  Borrower
               and  its  other Subsidiaries' investments  in
               and advances to such Subsidiary exceed 10% of
               the  total  assets  of the Borrower  and  its
               Subsidiaries consolidated as of  the  end  of
               the  most recently completed fiscal year, (b)
               the  Borrower's  and its other  Subsidiaries'
               proportionate  share  of  the  total   assets
               (after  intercompany  eliminations)  of  such
               Subsidiary exceeds 10% of the total assets of
               the    Borrower    and    its    Subsidiaries
               consolidated  as  of  the  end  of  the  most
               recently  completed fiscal year, or  (c)  the
               Borrower's and its other Subsidiaries' equity
               in  the  income  from  continuing  operations
               before income taxes, extraordinary items  and
               cumulative  effect of a change in  accounting
               principles of such Subsidiary exceeds 10%  of
               such   income   of  the  Borrower   and   its
               Subsidiaries   consolidated  for   the   most
               recently  completed year.   For  purposes  of
               calculating   the  prescribed   income   test
               described in clause (c) above, if one or more
               of  the following are applicable, it or  they
               shall  be  applied in such computations:  (i)
               when  a loss has been incurred by either  the
               Borrower and its Subsidiaries consolidated or
               the  applicable Subsidiary, but not both, the
               equity   in  the  income  or  loss   of   the
               applicable Subsidiary shall be excluded  from
               the   income   of   the  Borrower   and   its
               Subsidiaries consolidated for purposes of the
               computation;  (ii) if income of the  Borrower
               and  its  Subsidiaries consolidated  for  the
               most  recent  fiscal  year  is  at  least  10
               percent lower than the average of the  income
               for  the last five fiscal years, such average
               income  shall be substituted for purposes  of
               the  computation, with any loss years omitted
               for purposes of computing average income; and
               (iii)   where  the  test  involves   combined
               entities, entities reporting losses shall not
               be   aggregated   with   entities   reporting
               income."
          (f) Section 1 of the Credit Agreement is hereby amended by adding new definitions after the definition "Revolving Note" to read as follows:
               ""Securitization  Facility"  shall  mean  the
               accounts  receivable securitization  facility
               between  the  Securitization  Subsidiary  and
               various   conduit  purchasers  and  committed
               purchasers, and Borrower, as servicer,  dated
               as  of  March  28,  2002, pursuant  to  which
               certain   domestic  accounts  receivable   of
               Borrower and certain Subsidiaries are sold to
               Securitization Subsidiary and resold  to  the
               purchasers,  as  the  same  may  be  amended,
               extended, modified or replaced.
               "Securitization  Subsidiary"  shall  mean  EK
               Funding LLC, a wholly-owned subsidiary of the
               Borrower."
          (g) Schedule 3 to the Credit Agreement entitled "Issuing Banks and Issuing Bank Commitments" is hereby replaced with a new
     Schedule 3 attached to this Amendment.
          (h) The second proviso of subsection (a) of Section 3.1 of the Credit Agreement is hereby amended by deleting subsection (ii)
     thereof in its entirety and substituting therefor the following:
               "(ii)  each  Letter of Credit  issued  by  an
               Issuing Bank shall have a stated amount of at
               least $1,000,000 and"
          (i) Schedule 7.1 to the Credit Agreement entitled "Subsidiaries" is hereby replaced with a new Schedule 7.1 attached to this
     Amendment.
          (j) Section 7.4 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:
               "7.4  Litigation.  There is no  action, suit,
               investigation,  litigation or proceeding,  in
               each  case  pending or, to the best knowledge
               of  the  Borrower, threatened  affecting  the
               Borrower  or  any of its Subsidiaries  before
               any  court, governmental agency or arbitrator
               that  is  reasonably  likely  to  affect  the
               legality, validity or enforceability of  this
               Agreement or any Note or the consummation  of
               the transactions contemplated hereby."
          (k) Section 7.6 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:
               "7.6 INTENTIONALLY DELETED"
          (l) Exhibit G to the Credit Agreement entitled "Compliance Certificate" is hereby replaced with a new Exhibit G attached to this Amendment.
          (m) Section 9.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subsection (J) thereof,
     (ii) deleting the period and inserting a semi-colon and the word
     "and" after the last word of subsection (K) thereof and (iii)
     adding the following new subsection immediately after subsection
     (K) thereof:
               "(L)  Liens securing the obligations  of  the
               Securitization Subsidiary under the
               Securitization Facility."
          (n) Section 9.2 of the Credit Agreement is hereby amended by (i) deleting subsection (A) thereof in its entirety and substituting therefor the phrase "(A) INTENTIONALLY DELETED", (ii) deleting the word "and" at the end of subsection (F) thereof and (iii)
     deleting subsection (G) thereof in its entirety and substituting therefor the following:
               "(G)    Indebtedness    incurred    by    the
               Securitization Subsidiary in connection  with
               the Securitization Facility; and
               (H)    other  Indebtedness  in  an  aggregate
               principal  amount not exceeding  $800,000,000
               at any time outstanding."
          (o) Schedule 9.2 to the Credit Agreement entitled "Existing Indebtedness" is hereby deleted in its entirety.

          (p) The words "Schedule 9.2 Existing Indebtedness" set forth at the end of the Table of Contents are hereby deleted.

          (q) Section 9.6 of the Credit Agreement is hereby amended by (i) deleting the word "or" at the end of subsection (ii) thereof,
     (ii) deleting the period and inserting a semi-colon and the word
     "or" after the last word of Section 9.6 and (iii) adding a new subsection (iv) at the end of Section 9.6 to read as follows:

          "(iv) with respect to the Securitization
          Subsidiary as set forth in the Securitization
          Facility."

          (r) Section 9.8 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:
               "9.8 Consolidated Debt to EBITDA Ratio.   The
               Borrower  will  not permit  the  Consolidated
               Debt to EBITDA Ratio for any period of four consecutive fiscal quarters of the Borrower to be greater than 3.0:1.0."
          SECTION 2. Conditions to Effectiveness. Section 1 of this Amendment shall become effective on the date which all the following shall have occurred:
          (a) The Borrower and the Required Banks shall have executed this Amendment.
          (b) The Agents shall have received (with a copy for each of the other Banks) a certificate of the chief executive officer or chief financial officer of the Borrower, in form and substance satisfactory to the Banks, certifying that the representations and warranties in Section 3 below are true as of the date hereof.
          SECTION 3.     Representations and Warranties of the Borrower.
     In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Bank on the date hereof that the following statements are true, correct and complete:
          (a) Representations and Warranties True; No Default. On and as of the date this Amendment (i) the representations and warranties contained in Section 7 of the Credit Agreement, as amended by this Amendment, shall be true and correct and (ii) no event shall have occurred and be continuing, and no condition shall exist, which constitutes an Event of Default or a Default.
          (b) Material Adverse Effect. Since December 31, 2001, there has not occurred and there does not exist any event, act, condition or liability which has had, or may reasonably be expected to have, a Material Adverse Effect.
          (c) Litigation. There are no actions, suits or proceedings, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of the Borrower, threatened which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.
          SECTION 4.     References.  (a)  Upon the effectiveness of
     Section 1 of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in any other document to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
          (b) Except as specifically amended above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or any of the Agents under the Credit Agreement.
          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
          SECTION 6. Governing Law; Submission to Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER
AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND  BE
GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT, ANY OTHER CREDIT
DOCUMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE
COURTS  OF THE STATE OF NEW YORK OR OF THE UNITED STATES  OF
AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION
AND DELIVERY OF THIS AMENDMENT, THE BORROWER HEREBY CONSENTS, FOR
ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE
AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING  ITS
RIGHTS OR THE RIGHTS OF THE AGENTS AND THE BANKS WITH RESPECT TO
THIS AMENDMENT OR ANY DOCUMENT RELATED THERETO. THE BORROWER
IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE
MAILING  OF COPIES THEREOF BY REGISTERED OR CERTIFIED  MAIL,
POSTAGE  PREPAID, TO THE BORROWER AT ITS ADDRESS  SET  FORTH
OPPOSITE ITS SIGNATURE BELOW. THE BORROWER HEREBY IRREVOCABLY
WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF
VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
MAY  NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION  OR
PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS
AMENDMENT, ANY OTHER CREDIT DOCUMENT OR ANY DOCUMENT RELATED
THERETO AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO
PLEAD  OR  CLAIM IN ANY SUCH COURT THAT ANY SUCH  ACTION  OR
PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN  AN
INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF
EITHER OF THE AGENTS, ANY BANK OR ANY HOLDER OF A NOTE TO SERVE
PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY
OTHER JURISDICTION.


        IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

Address:

343 State Street                 EASTMAN KODAK COMPANY
Rochester, New York  14650
Attn:  Treasurer                 By:
Telephone:  (585) 724-4000       _________________________
Telecopier: (585) 724-5174                Name:
                                     Title:
Telex:           978481
Answerback: EKHQTR

with copy to:
  General Counsel
  343 State Street
  Rochester, New York
14650
  Telephone:  (585) 724-4000
  Telecopier: (585) 724-9549

Citibank, N.A.                   CITIBANK, N.A.,
388 Greenwich Street             as Administrative Agent
New York, NY  10013              and Bank

                                 By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  388 Greenwich Street
                                           New York, NY  10013

J.P. Morgan Securities Inc.      J.P. MORGAN SECURITIES
270 Park Avenue                  INC.
New York, NY  10017              as Syndication Agent

                                 By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  270 Park Avenue
                                          New York,NY  10017

Chase Manhattan Bank             CHASE MANHATTAN BANK
270 Park Avenue
New York, NY  10017              By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  270 Park Avenue
                                           New York,NY  10017

The Bank of Nova Scotia          THE BANK OF NOVA SCOTIA
One Liberty Plaza
26th Floor                       By:
New York, NY  10006              _________________________
                                       Name:
                                         Title:

                                 Address:  One Liberty Plaza
                                           26th Floor
                                           New York, NY  10006

BNP Paribas                      BNP PARIBAS
787 Seventh Avenue
New York, NY  10019              By:
                                 _________________________
                                       Name:
                                         Title:


                                 By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  787 Seventh Avenue
                                           New York,NY  10019

The Fuji Bank, Ltd.              THE FUJI BANK, LTD.
Two World Trade Center
79th Floor                       By:
New York, NY  10048              _________________________
                                       Name:
                                         Title:

                                 Address:  Two World Trade Center
                                           79th Floor
                                           New York, NY  10048

Credit Suisse First Boston       CREDIT SUISSE FIRST BOSTON
Eleven Madison Avenue
New York, NY  10010              By:
                                 _________________________
                                       Name:
                                         Title:


                                 By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  Eleven Madison Avenue
                                           New York, NY  10010

Mellon Bank, N.A.                MELLON BANK, N.A.
1735 Market Street
Philadelphia, PA  19103          By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  1735 Market Street

                                 Philadelphia, PA  19103

ABN AMRO Bank N.V.               ABN AMRO Bank N.V.
One Post Office Square,
39th Floor                       By:
Boston, MA  02109                _________________________
                                       Name:
                                         Title:

                                 ABN AMRO Bank N.V.

                                 By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  One Post Office Square
                                           39th Floor
                                           Boston MA 02109

Fleet National Bank              FLEET NATIONAL BANK
MA DE  10010A
100 Federal Street               By:
Boston, MA  02110                _________________________
                                       Name:
                                         Title:

                                 Address:  MA DE  10010A
                                           100 Federal Street
                                           Boston, MA  02110

Sumitomo Mitsui Banking          SUMITOMO MITSUI BANKING
Corporation                      CORPORATION
277 Park Avenue
New York, NY  10172              By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  277 Park Avenue
                                           New York, NY  10172

Lloyds TSB Bank plc              LLOYDS TSB BANK PLC
575 Fifth Avenue
New York, NY  10017              By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  575 Fifth Avenue
                                           New York, NY  10017

Banca Nazionale Del Lavoro,      BANCA NAZIONALE DEL
S.P.A.                           LAVORO, S.P.A.
New York Branch                  New York Branch
25 West 51st Street
New York, NY  10019              By:
                                 _________________________
                                       Name:
                                         Title:

                                 By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  25 West 51st Street
                                           New York, NY  10019

Banco Santander Central          BANCO SANTANDER CENTRAL
Hispano, S.A.                    HISPANO, S.A.
New York Branch                  New York Branch
45 East 53rd Street
16th Floor                       By:
New York, NY  10022              _________________________
                                       Name:
                                         Title:

                                 Address:  45 East 53rd Street
                                           16th Floor
                                           New York, NY  10022

Bank of Communications           BANK OF COMMUNICATIONS
New York Branch                  NEW YORK BRANCH
One Exchange Plaza
55 Broadway                      By:
31st Floor                       _________________________
New York, NY  10006-3008               Name:
                                         Title:

                                 Address:  One Exchange Plaza
                                           55 Broadway
                                           31st Floor
                                           New York, NY  10006-3008

The Bank of New York             THE BANK OF NEW YORK
One Wall Street
21st Floor                       By:
New York, NY  10286              _________________________
                                       Name:
                                         Title:

                                 Address:  One Wall Street
                                           21st Floor
                                           New York,NY  10286



HSBC Bank USA                    HSBC BANK USA
452 Fifth Avenue
New York, NY  10018              By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  452 Fifth Avenue
                                 New York, NY  10018

                                 ING BANK N.V.

                                 By:
                                 _________________________
                                       Name:
                                         Title:

                                 By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  ING Barings
                                           49 St.
                                           Stephen's Green
                                           Dublin 2,Ireland

Industrial and Commercial -Bank  INDUSTRIAL AND COMMERCIAL
of China                         BANK OF CHINA
Shanghai Municipal Branch        SHANGHAI MUNICIPAL BRANCH
Address:  No 9 PuDong
Avenue                           By:
 Shanghai China                  _________________________
                                       Name:
                                         Title:

                                 Address:  No 9 PuDong Avenue
                                          Shanghai China

Lehman Commercial Paper, Inc.    LEHMAN COMMERCIAL PAPER,
200 Vesey Street                 INC.
New York, NY  10285
                                 By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  200 Vesey Street
                                           New York, NY  10285

Northern Trust Company           NORTHERN TRUST COMPANY
50 South LaSalle Street
Chicago, IL  60675               By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  50 South LaSalle Street
                                           Chicago, IL  60675

PNC Bank                         PNC BANK, National
One PNC Plaza                    Association
Fifth Avenue and Wood
Street                           By:
Pittsburgh, PA  15222            _________________________
                                       Name:
                                         Title:

                                 Address:  345 Park Avenue
                                           New York, NY  10154


The Sanwa Bank, Limited          THE SANWA BANK, LIMITED
55 East 52nd Street
New York, NY  10055              By:
                                 _________________________
                                       Name:
                                         Title:

                                 Address:  55 East 52nd Street
                                           New York, NY  10055

Nordea Unibank A/S               UNIBANK A/S
Strandgade 3, Christiansbro
DK-1401 Copenhagen K.            By:
Denmark                          _________________________
                                       Names:
                                         Titles:

                                 Address:  Strandgade 3,
                                           Christiansbro
                                           DK-1401 Copenhagen K.
                                           Denmark

                           SCHEDULE 3

           ISSUING BANKS AND ISSUING BANK COMMITMENTS

Name of Bank                           Commitments

Citibank N.A., as Administrative      $100,000,000.00
Agent and Bank

Chase Manhattan Bank                   $50,000,000.00

BNP Paribas                            $50,000,000.00

Total Commitments                     $200,000,000.00
                          SCHEDULE 7.1

                          SUBSIDIARIES


DOMESTIC SUBSIDIARIES:


Name                            Principal Type of
                                Business

Appairent Technologies Inc.     Develop products for
                                efficient, wireless
                                transmission of high
                                quality video,
                                photographs and data

AuntMinnie.com                  Provider of desktop
                                computed radiography
                                systems and x-ray film
                                digitizers

Bremson Inc.                    Developer of integrated
                                image management
                                solutions for
                                photofinishing labs

Cemax-Icon, Inc.                Medical imaging systems
                                integrator

Cinesite, Inc.                  Motion picture film
                                services

CustomerFirst service &         Provides business
support Inc.                    customers with
                                maintenance for document
                                imaging components,
                                micrographic-related
                                equipment, supplies,
                                parts and service

Eastman Document Software       Holding company
Holding Company, LLC

Eastman Gelatine Corporation    Manufacture of gelatine
                                for film base

Eastman Kodak Communications,   Inactive
Inc.

Eastman Kodak International     Financing
Capital
Company, Inc.

Eastman Kodak Neighborhood      Real estate holding
Development
Corporation

ENCAD, Inc.                     Manufacturer and seller
                                of wide format inkjet
                                printers

EK Realty, Inc.                 Licensed real estate
                                broker

Event Imaging Solutions, Inc.   Event photography

Far East Development Ltd.       Holding company


Name                            Principal Type of Business

FPC Inc.                        Disposal and recycling of
                                motion picture film
                                products

Geomat Holdings, Inc.           Holding company

Kodak (Near East), Inc.         Imaging marketing

Kodak Americas, Ltd.            Imaging marketing

Kodak Aviation Acquisition      Aviation and travel
(Three) LLC                     services

Kodak Aviation Leasing LLC      Provide corporate
                                aircraft to Eastman Kodak
                                Company

Kodak Far East Purchasing       Corporate sourcing
Company Inc. (New York)

Kodak Funding LLC               Participates in accounts
                                receivable securitization
                                facility with Eastman
                                Kodak Company and various
                                parties

Kodak Global Imaging, Inc.      Holding company

Kodak Graphics Holdings, Inc.   "Odd job" corporate
                                entity

Kodak International Management  Paying agent for FSEs
Corporation

Kodak Panama, Ltd.              Imaging marketing

Kodak Philippines, Ltd.         Imaging marketing

Kodak Portuguesa Limited        Imaging marketing

Kodak Processing Labs, Inc.     Wholesale photofinishing and
                                imaging services

NPEC Inc.                       Environmental cleanup at
                                former Kodak Verbatim
                                site in California

Ofoto, Inc.                     Online photography
                                service

Pakon, Inc.                     Makes scanners that
                                digitize rolls of film
                                and supplies photographic
                                slide mounts & mounting
                                equipment

PictureVision, Inc.             Digital imaging services

ProShots, Inc.                  Manufacturer of
                                professional photographic
                                equipment and internet
                                delivery systems.


Name                            Principal Type of Business

QLX Photoprocessing Inc.        Captive off-site
                                photofinishing provider
                                for Qualex, Inc.

Qualex Caribe Corp.             Captive Off-site
                                photofinishing provider
                                for Qualex, Inc.

Qualex Inc.                     Film processing;
                                photofinishing
                                laboratories

Qualex Photofinishing Labs      Off-site photofinishing
Inc.                            processor for
                                Qualex, Inc.

Research Systems, Inc.          Creates software which is
                                used to extract
                                information from raw data
                                captured by satellites,
                                aircraft and
                                meteorological devices



MATERIAL SUBSIDIARIES:


Kodak de Mexico S.A. de C.V.  Manufacturer of Kodak
                              products in Mexico

Eastman Kodak International   Holding Company
Capital Company


PRINCIPAL SUBSIDIARIES:


-None-

                                                   EXHIBIT G

                     COMPLIANCE CERTIFICATE

          The undersigned hereby certifies pursuant to
Section 8.1(c) of the Credit Agreement, dated as of July 13, 2001, as amended, among Eastman Kodak Company (the "Borrower"), the Banks parties thereto, J.P. Morgan Securities Inc., as Syndication Agent, and Citibank, N.A., as Administrative Agent (as in effect on the date hereof, the "Five-Year Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them therein) as follows:

          (a)  I am the duly elected and acting chief
financial officer of the Borrower and as such, authorized to execute and deliver this certificate.

          (b) The financial statements (the "Financial Statements") accompanying this certificate pursuant to
Section 8.1[(a)][(b)]1 of the Five-Year Credit Agreement fairly present the financial condition and the results of operations of the Borrower and its Subsidiaries on the dates and for the periods indicated [, subject to normally recurring year-end adjustments].2

          (c) I have reviewed the terms of the Five-Year Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the business and condition of the Borrower and its Subsidiaries during the accounting period covered by the Financial Statements and as a result of such review I have concluded that [no Default or Event of Default has occurred]3 during the period commencing at the beginning of the accounting period covered by the Financial Statements and ending on the date hereof.

          (d) Attached as Schedule I to this certificate is a reasonably detailed calculation demonstrating that the Consolidated Debt to EBITDA Ratio for any period of four consecutive fiscal quarters ending during the periods covered by the Financial Statements is no greater than 3.0:1.0.

          (e) Except as stated in Schedule II, there has been no change in GAAP or the application thereof since the date of the audited financial statements referred to in
Section 7.5 of the Five-year Credit Agreement. If any such change has occurred, Schedule II also specifies the effect of such change on the financial statements.

          IN WITNESS WHEREOF, I have here unto set my hand this day of ________, 20__.

                                   EASTMAN KODAK COMPANY


                                   By:
                                      Name:
                                      Title:
_______________________________
1    Select appropriate alternative. Clause (a) refers to interim
Financial Statements, clause (b), to annual Financial Statements.
2    Include for interim financial statements only.
3    If Default or Event of Default has occurred, insert in place of bracketed language "a [Default] [Event of Default] has occurred under [SPECIFY SECTIONS(S)] of the Five-Year Credit Agreement" and attach a Schedule describing nature and extent thereof and, if continuing, specifying the action that the Borrower proposes to take in respect thereof.